UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2017

ENERGY 11, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-55615	46-3070515
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

120 W 3rd Street, Suite 220 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 882-9192

                                           Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

On January 11, 2017, Energy 11 Operating Company, LLC, a wholly owned subsidiary of Energy 11, L.P. (together, the “Partnership”), closed on the purchase of all of the issued and outstanding limited liability company interests (“Transferred Interests”) of Kaiser-Whiting, LLC (“Seller”), which represents an additional approximate 11% non-operated working interest in approximately 216 existing producing wells and approximately 257 future development locations in the Sanish field located in Mountrail County, North Dakota (collectively, the “Sanish Field Assets”). The Partnership had secured the right and option to purchase the Transferred Interests on November 3, 2016 and exercised the option to purchase on December 29, 2016, as previously disclosed in the Partnership’s Current Reports on Form 8-K and Form 8-K/A filed with the Securities and Exchange Commission (“SEC”) on November 4, 2016 and January 5, 2017, respectively.

Pursuant to the Interest Purchase Agreement (“Purchase Agreement”), dated January 4, 2017 by and among the Partnership, the Seller and the owners of all the limited liability company interests of the Seller, the purchase price for the Transferred Interests was $130.0 million, subject to customary adjustments, consisting of (i) the application of the cash payments previously made of $10.0 million, (ii) payment of $80.0 million in additional cash and (iii) delivery of a promissory note (“Seller Note”) payable to the manager of the Seller in an original principal amount equal to $40.0 million, as discussed further in Item 2.03.

With the closing of the purchase, the Partnership now owns an approximate 22-23% non-operated working interest in the Sanish Field Assets. Whiting Petroleum Corporation (NYSE:WLL), a publicly traded oil and gas company, operates the Sanish Field Assets.

The description of the Purchase Agreement set forth above is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto. Audited Financial Statements of the Seller for the three years ended December 31, 2015, and Unaudited Financial Statements of the Seller as of September 30, 2016 and 2015 and for the nine months ended September 30, 2016 and 2015, along with the Partnership’s pro forma financial statements reflecting the additional purchase of the Sanish Field Assets as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015, were filed as Exhibit 99.1 and Exhibit 99.2 in Item 9.01 of the Partnership’s Current Report on Form 8-K/A filed on January 5, 2017.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On January 11, 2017, the Partnership executed the Seller Note in favor of the manager of the Seller (Kaiser-Francis Management Company, L.L.C. as agent for the Seller, “Agent”) in the original principal amount of $40.0 million. The Seller Note bears interest at 5% per annum and is payable in full no later than April 30, 2017 (“Maturity Date”). If the Partnership is not in default under the Seller Note and upon notice to the Agent as required in the Seller Note, the Partnership shall have the right to extend the Maturity Date to July 31, 2017, or if the Partnership were to extend its best-efforts offering beyond April 24, 2017, it would have the option to extend the Maturity Date to October 31, 2017 (“Second Extension”), subject to additional conditions. There is no penalty for prepayment of the Seller Note. Payment of the Seller Note is secured by a mortgage and liens on one-half of the Partnership’s ownership of the Sanish Field Assets in customary form.

The first interest payment is due January 31, 2017 and subsequent interest is due on the last day of each month until the Maturity Date. In addition to interest payments on the outstanding principal balance of the Seller Note, the Partnership is required to make principal payments monthly in an amount equal to a minimum of 80% of the net proceeds the Partnership receives from the sale of its equity securities. In the event the Partnership exercises its right to extend the Maturity Date under the Second Extension, the Partnership would be required to make monthly principal payments in an amount equal to the greater of (i) 80% of the net proceeds the Partnership receives from the sale of its equity securities or (ii) $5,000,000, due on the monthly payment date commencing in May 2017 and continuing through the extended maturity date. In addition, if the Partnership sells any of its owned property, the Partnership is required to make a principal payment equal to 100% of the net proceeds of such sale until the principal amount of the Seller Note is paid in full.

The description of the Seller Note set forth above is only a summary and is qualified in its entirety by reference to the Seller Note, a copy of which is filed as Exhibit 10.1 hereto.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial statements of business acquired

Kaiser-Whiting, LLC Audited Financial Statements as of December 31, 2015 and for each of the years in the three year period ended December 31, 2015 and Kaiser-Whiting, LLC Unaudited Financial Statements as of September 30, 2016 and 2015 and for the nine months ended September 30, 2016 and 2015 (incorporated by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K/A dated January 5, 2017)

(b)  Pro forma financial information

Energy 11, L.P. Unaudited Pro Forma Condensed Combined Financial Statements as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015 (incorporated by reference to Exhibit 99.2 to the Partnership’s Current Report on Form 8-K/A dated January 5, 2017)

(d)  Exhibits

Exhibit Number	Title of Document

2.1	Interest Purchase Agreement dated January 4, 2017 among Energy 11 Operating Company, LLC, Kaiser-Whiting, LLC, and the Owners of Kaiser-Whiting, LLC.
10.1	Secured Promissory Note dated January 11, 2017 executed by Energy 11 Operating Company, LLC in favor of Kaiser-Francis Management Company, L.L.C.
99.1
Audited Financial Statements of Kaiser-Whiting, LLC as of December 31, 2015 and for each of the years in the three year period ended December 31, 2015 and Unaudited Financial Statements as of September 30, 2016 and 2015 and for the nine months ended September 30, 2016 and 2015 (incorporated by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K/A dated January 5, 2017)

99.2
Unaudited Pro Forma Condensed Combined Financial Statements of Energy 11, L.P. as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015 (incorporated by reference to Exhibit 99.2 to the Partnership’s Current Report on Form 8-K/A dated January 5, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 12, 2017

ENERGY 11, L.P.

		By:	/s/ David McKenney
David McKenney
Chief Financial Officer of Energy 11 GP, LLC